Exhibit 10.1

ASSIGNMENT OF NOTE AGREEMENT

     THIS Assignment of Note Agreement (hereinafter referred to as the “Agreement”) is executed as of April __, 2011 (the “Effective Date”), by and between Xalted Holding Corporation, a Delaware corporation (the “Company”), Kranem Corporation, a Colorado corporation (the “Assignee”), Imprenord, ME (“Imprenord”), Empire Capital Partners, L.P. (“Empire”) and Peter Richards (“Mr. Richards,” together with Imprenord and Empire, the “Assignors” and individually an “Assignor”). The Company, the Assignee and the Assignors are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

     WHEREAS, Imprenord is a holder of a Convertible Promissory Note issued by the Company for $1,750,000 on or about November 15, 2010 (the “Imprenord Note”).

     WHEREAS, Empire is a holder of a Convertible Promissory Note issued by the Company for $500,000 on or about November 15, 2010 (the “Empire Note”).

     WHEREAS, Mr. Richards is a holder of a Convertible Promissory Note issued by the Company for $250,000 on or about November 15, 2010 (the “Richard Note,” together with the Imprenord Note and the Empire Note, collectively the “Promissory Notes,” and individually, a “Promissory Note”).

     WHEREAS, pursuant to a Share Exchange Agreement (the “SEA”) between the Company and the Assignee, the Assignee is issuing shares of its stock to each of the Assignors in full and final settlement of the whole of the debt owed by the Company to such Assignors.

     WHEREAS, the Company consents to the assignment of the Promissory Notes by the Assignors to the Assignee under the terms and conditions of this Agreement.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

          1. Each of the Assignors hereby assigns its ownership to the Promissory Note and the debt owed to it by the Company to the Assignee to be effective immediately upon the issuance of the shares by the Assignee to such Assignor in accordance with the SEA without any further action by any of the Parties. The Parties agree that if the shares are not issued as contemplated hereunder, the assignment contemplated hereunder will not occur and this Agreement will be terminated.

          2. The Assignee hereby agrees to cancel each of the Promissory Notes and the debt owed to it under such Promissory Notes to be effective immediately upon its issuance of the shares to each of the Assignors without any further action by any of the Parties.

          3. The Company consents to the assignment of the Promissory Notes in accordance with the terms and conditions of this Agreement.

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          4. The Parties hereto agree and acknowledge that it is the intent of this Agreement together with the SEA to cancel the indebtedness of the Company to Assignors and the Assignee under the terms and conditions of this Agreement and the SEA.

          5. Notwithstanding anything to the contrary herein, the Parties agree and each Party acknowledges that this Agreement shall be terminated if the SEA does not close on or before May 6, 2011, unless this Agreement is extended in writing by all of the Parties hereto.

          6. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

          7. The Parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          8. This Agreement shall be binding upon the transferee, successors, assigns and legal representatives of the Parties hereto.

          9. This Agreement may be signed by facsimile and executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as the Effective Date.

THE COMPANY:	THE ASSIGNEE:

Signature: /s/ Ajay Batheja	Signature: /s/ Stephen K. Smith
Name: Ajay Batheja	Name: Stephen K. Smith
Title: President and Chief Executive Officer	Title: President
Date Signed: May 13, 2011	Date Signed: May 13, 2011

IMPRENORD:	EMPIRE:

Signature: /s/ Jeetendra Chauhan	Signature: /s/ Scott Fine
Name: Jeetendra Chauhan	Name: Scott Fine
Title: Chief Executive Officer	Title: Chief Financial Officer
Date Signed: April 20, 2011	Date Signed: April 25, 2011

MR. RICHARDS

Signature: /s/ Peter Richards
Name: Peter Richards
Date Signed: April 25, 2011

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